Exhibit 99.1

Simulations Plus, Inc. (NASDAQ:SLP) Annual Shareholders’ Meeting February 23, 2017

• Chairman: Walt Woltosz • Welcome and Introductions • Chairman’s Remarks • Chief Financial Officer: John Kneisel • Discussion of Voting Issues • Financial presentation • Vice President, Sales and Marketing: John DiBella • Products and Services • Questions & Answers • Adjournment of Official Meeting Agenda 2

Safe Harbor Statement With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission . 3

Management & Directors • Board of Directors: – Thaddeus H. “Ted” Grasela, Ph.D., Director and President • Founder of Cognigen Corporation – John K. Paglia Ph.D., CFA, CPA, Director • Associate Dean; Associate Professor of Finance, Pepperdine University – David Ralph, Ph.D., Director • Chair, Department of Economics, Law & Marketing, Pepperdine University – Walter S. Woltosz, M.S., M.A.S., Chairman & CEO. • Co - founder, Words+, Inc. and Simulations Plus, Inc. • Senior Management Team – John DiBella , M.S., Vice President, Marketing and Sales – John R. Kneisel, CPA, Chief Financial Officer – Michael B. Bolger, Ph.D., Chief Scientist and Director, Simulation Sciences – Robert Clark, Ph.D., Director, Cheminformatics Sciences – Cindy Walawander, M.A., Vice President, Operations – Jill Fielder - Kelly, M.S., Vice President, Pharmacometric Services 4

• Registered Independent Auditors • Rose, Snyder & Jacobs llp, Encino, CA • Tax Specialists • Rose, Snyder & Jacobs, Encino, CA • Legal Counsel • Procopio, Cory, Hargreaves, & Savitch LLP Outside Counsels 5

• Major software provider for pharmaceutical research and development • Consulting services for problem drugs and formulations • Expertise and software tools span from earliest drug discovery through clinical trials and beyond patent life to supporting generic companies • Completed 2 years since our Acquisition of Cognigen Corp. in September 2014 which more than doubled workforce, and added $5.2 million to revenues in FY15 and $5.6 million in the latest fiscal year • Currently distributing dividends of $0.20/year per share ($0.05/quarter), subject to board approval each quarter Simulations Plus, Inc. Overview 6

• PROXY Resolutions and Results • Financial Presentation John Kneisel, CFO 7

8 • 4 Proposals - t hrough this morning ~92.3% of outstanding share votes have been cast • Proposal 1: Election of Directors • Result: All elected with greater than 86+% voting for • Proposal 2: Ratify Rose, Snyder & Jacobs CPA’s as Independent Registered Public Account ant s • Result: Ratified with 98+% voting to ratify • Proposal 3: Approval of Adoption of the Company’s 2017 Equity Incentive Plan – Has received “For” vote of greater than> 54 % of outstanding shares. – Clarification: The Compensation Committee doesn’t have sole discretion under the plan to reprice options already granted. • Options must be at FMV at the day of grant • NASDAQ rules restrict pricing of options below FMV • Under GAAP should there be a stock split; then options could be repriced to properly reflect equivalent pricing based on the appropriate split ( e.g., 2:1) • Proposal 4: Advisory vote to approve named executive officer compensation – Passing with over 98% approval VOTING ISSUES/PROXY PROPOSALS

• FY2016 ended August 31, 2016 vs. FY2015 • 1QFY2017 vs 1QFY2016 • Balance Sheet Highlights • Financial Charts FINANCIAL PRESENTATION 9

10 Income Statement FY2016 Compared to FY2015 (in millions) Lancaster Buffalo FY2016 FY2015 Diff % chg Net sales $ 14.418 $ 5.554 $ 19.972 $ 18.314 $ 1.658 9.1% Gross profit 12.150 3.220 15.370 $ 13.922 1.448 10.4% Gross profit margin 84.27% 57.98% 76.96% 76.02% 0.94% 1.2% SG&A 4.472 2.221 6.693 $ 6.737 - 0.044 - 0.7% R&D 1.347 0.098 1.445 $ 1.328 0.117 8.8% Total operating expenses 5.819 2.319 8.138 $ 8.065 0.073 0.9% Income from operations 6.331 0.901 7.232 5.857 1.375 23.5% Other income (expense) 0.004 0 0.005 (0.164) 0.169 - 103.0% Income from operations before income taxes 6.335 0.902 7.237 5.693 1.544 27.1% Net income $ 4.392 $ 0.558 $ 4.950 $ 3.843 1.107 28.8% Diluted earnings per share (in dollars) $ 0.288 $ 0.226 $ 0.062 27.5% EBITDA 7.891 1.278 9.169 7.671 1.498 19.5%

11 Income Statement 1QFY17 Compared to 1QFY16 (in millions) Lancaster Buffalo 1QFY17 1QFY16 Diff % chg Net sales $ 3.69 $ 1.72 $ 5.42 $ 4.84 $ 0.58 12.0% Gross profit 3.01 1.05 4.08 3.76 0.33 8.7% Gross profit margin 81.5% 62.0% 75.3% 77.6% - 2.3% - 2.9% SG&A 1.25 0.62 1.86 1.68 0.19 11.2% R&D 0.28 0.01 0.29 0.35 - 0.06 - 17.4% Total operating expenses 1.52 0.63 2.15 2.03 0.12 6.2% Income from operations 1.49 0.44 1.93 1.73 0.20 11.6% Income from operations before income taxes 1.53 0.44 1.97 1.72 0.25 14.6% Net income $ 1.08 $ 0.28 $ 1.36 $ 1.11 0.26 23.1% Diluted earnings per share (in dollars) $ 0.078 $ 0.064 $ 0.014 22.0% EBITDA 1.95 0.54 2.48 2.22 0.26 11.7%

12 Selected Balance Sheet Items (in millions, except where indicated) August 31, 2016 August 31, 2015 Cash and cash equivalents $ 8.030* $ 8.551 Cash per share ( in Dollars ) $ 0.47 $ 0.50 Total current assets 12.930 11.533 Total assets 28.043 27.344 Total current liabilities 2.126 3.613 Total liabilities 5.310 7.812 Current ratio 6.08x 3.19x Shareholders’ equity 22.733 19.532 Total liabilities and shareholders’ equity 28.043 27.344 Shareholders’ equity per diluted share( in Dollars ) $1.335 $1.15 * Cash as of February 22, 2017 was ~$7.5 million

Revenues by Fiscal Year - 10 Year History Simulations Plus, Inc. (pro forma prior to 2012) 3.2 5.7 6.1 6.3 7.62 8.74 9.45 10.07 11.46 13.08 14.42 5.23 5.55 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Lancaster Buffalo 13

14 Consolidated Revenues, by Fiscal Quarter and YTD (pro forma prior to 2012; in millions) 4.01 4.57 5.94 3.71 4.84 5.16 6.01 3.96 5.42 $0 $1 $2 $3 $4 $5 $6 $7 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013 2014 2015 2016 2017

15 Consolidated Net Income, by Fiscal Quarter and YTD (pro forma prior to 2012; in millions) $0.33 $0.47 $0.53 $0.17 $0.44 $0.85 $0.74 $0.21 $0.56 $0.91 $1.05 $0.17 $0.76 $0.84 $0.87 $0.35 $0.59 $1.06 $0.99 $0.24 $0.69 $0.81 $1.31 $0.22 $0.53 $0.97 $1.85 $0.49 $1.11 $1.15 $1.91 $0.79 $1.36 $- $0.50 $1.00 $1.50 $2.00 $2.50 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013 2014 2015 2016 2017

16 Returning Cash to Shareholders (in millions) 0.8 0.8 2.2 0 0.5 0.5 0.6 0.81 0.81 0.81 0.84 0.84 0.84 0.85 0.85 0.85 0.85 0.85 0.86 12.7 11.4 9.3 9.8 10 10.1 10.6 11 7.8 8.6 5.8 6.1 6.4 8.6 7.2 7.1 8.8 8 8.8 7.5 $0 $1 $1 $2 $2 $3 $0 $2 $4 $6 $8 $10 $12 $14 Dividend Paid Cash on Hand Cash paid $2.5M TSRL Cash paid $2.1M for Cognigen Cash paid $720K for Cognigen

Products & Services John DiBella VP, Sales and Marketing 17

Products and Services • Modeling and simulation software • Related consulting services Technology • Molecule design • QSAR • PBPK modeling • Population PK/PD analyses Markets • Pharmaceutical and biotech research (preclinical and clinical) • Chemicals • Consumer goods • [Aerospace, Healthcare ] Users • Chemists • Pharmacokinetic & formulation scientists • Toxicologists • [Aerospace industry, Healthcare industry] Who? What? Where? 18

End-to-end M&S Solutions Provider



Discovery





Preclinical



Clinical

ADMET Predictor™ ⟷ GastroPlus™

MedChem Studio™
MedChem Designer™

DDDPlus™
MembranePlus™

PKPlus™

KIWI™

Consulting Services and Collaborations

19

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

Software Product News


GastroPlus™
Simulation Software
for Drug Discovery
and Development

- Version 9.5 scheduled for early 2017
  - Intramuscular dosing model – **optional add-on** model
  - Antibody-drug conjugate (ADC) models for biologics


ADMET Predictor™
ADMET Property
Estimation and
Model Building

- Version 8.1 released in January 2017
  - 64-bit compatibility & minor bug fixes
  - Rebuilt toxicity models


MedChem Studio™
Advanced Data
Mining and
Molecule Design

- Version 4.0 still licensed by clients
  - Many features merged into ADMET Predictor 8.0 as **optional add-on** to consolidate under one GUI


DDDPlus™
Dose Disintegration
And Dissolution
Software

- Version 5.5 scheduled for mid-2017
  - New dosage form options for immediate & controlled release formulations
  - Tighter integration with GastroPlus: options for analyzing data collected from experiments


MembranePlus™
In vitro permeability
simulation software

- Version 1.5 scheduled for mid-2017
  - Ability to model multiple compounds to optimize *in vitro* drug-drug interaction parameters
  - New models to analyze data collected from hepatocyte studies **(expands user base)**


PKPlus™
The validation you require...
the value you deserve

- Version 1.5 scheduled for mid-2017
  - Addresses several items reported from prospects/clients during testing
  - Numerous evaluations ongoing/planned

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

20

Recent PBPK Modeling Trends: Regulatory Information Information from: Cole et al., 2016 JPAG Meeting Parrott et al., 2015 AAPS Annual Meeting 21

• FDA Center for Food Safety and Applied Nutrition (modeling of toxicity endpoints) • FDA Office of Testing and Research (mechanistic absorption and IVIVCs) • NIEHS National Toxicology Program (screening of the Tox21 database using QSAR and PBPK modeling) • FDA Office of Generic Drugs (ocular absorption) – Entered last year of 3 - year contract ($200,000/year) • FDA Office of Generic Drugs (long - acting injectables ) – Entered 2 nd year of 3 - year contract ($200,000/year) • Major research foundation (KIWI platform for model - based drug development) – Entered 2 nd year of 5 - year contract ($4.7 million) Strong Relationships with Regulators (and Pharma Companies) Driving Applications 22

Buffalo Division (Cognigen) - Overview

- Provides modeling & simulation support for Pharma and Biotech companies
  - Primary focus on pharmacokinetic, biomarker, and outcome data from preclinical and clinical studies
  - 30-40 drugs per year; >100 different compounds over the last 5 years
- Track record of successful regulatory submissions utilizing pharmacometric modeling & simulation
- Well-established quality management system and successful client audit record
- FY2016 Significant new ~$5Million 5 Year contract
- KIWI™ - proprietary software provides access to validated private cloud for model development
- Significant recent investments in IT infrastructure: upgraded computer systems, implemented automated offsite backup storage, and installed green technology to reduce computer cooling costs

23
SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

FY16 Sales Review • Consolidated revenue +9.1% vs. FY15 • Highlights: – Software revenue +10.6% • 87% renewal rate (accounts) • 94% renewal rate (fees) • 10% increase in license units • 36 new commercial companies • 38 new nonprofit groups – Consulting revenue +5.9% • 6.6% increase in Buffalo • 1.4% increase in Lancaster – Workshop revenue ( - 8.9%) 55% 13% 31% 1% Consolidated Sales Breakdown Renewal New Consulting Training 0 50 100 150 200 250 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter Software License Units FY13 FY14 FY15 FY16 24

FY16 Software Revenue – by Region Europe 28% (+10% vs. FY15) North America 47% (+9% vs. FY15) Asia 25% (+14% vs. FY15) South America <1% (No change vs. FY15) Japan = 58% China = 18% India = 16% Korea = 4% 25

Major Marketing Activities • Website redesign: launched in November – Continue to update content – both written and visual • GastroPlus / popPK workshops held around the globe • Attended >40 scientific conferences; >35 scientific presentations • Hosted 11 webinars on various modeling applications • Continued aggressive web - based advertising and social media campaigns • Continued creating bank of training/promotional videos 26

27 Summary • For FY2016: - Financial performance continues our 9 - year profitable trend - Continuing to achieve record revenue and profitability - Continuing to expand our R&D team • Expanding sales team and activities - Greater staff time spent on marketing and sales activities - Looking to add distributors in new territories - Expanded training workshops offered around the globe • Simulations Plus is globally recognized as a leader - Outst anding reputation for scientific expertise and innovation - Outst anding reputation for strong customer support • Strong cash position continues - Cash dividends of $0.20/share were distributed in FY2016

28 Thank you for your kind attention… Questions?